EXHIBIT 10.28

Fisher Scientific OSM inc. CORNING



Clean Green with Corning, OSM and Fisher Scientific

Buy $200 of PYREX® reusable glassware and we'll send you a 32 oz. bottle and one-gallon jug of OSM Natural Glass and Surface Cleaner free!

- Choose PYREX Glassware when you need high quality, low expansion, temperature reisstant glass for chemistry and life science applications.
- Choose PYREXPLUS® Coated Glassware for products with a tough plastic coating on the outside and PYREX glass on the inside for increased safety and decreased breakage.





Available in convenient, ready-to-use 32-ounce spray bottles, 1-gallon and 5-gallon jugs.

32 oz, Fisher Cat. No. 15-336-503

1 gallon, Fisher Cat. No. 15-336-512

Clean Green with Corning, OSM and Fisher Scientific

Three Ways to redeem This Promotion:

To receive your free OSM cleaner, choose one of the following options:

Option 1: Redeem Online

Visit www.corning.com/lifesciences/redeem. Use promotion code "PRO-PYREX OSM-10" and promotion name "Clean Green."

Option 2: Redeem by Email to lifesciences@corning.com

Put promotional code "PRO-PYREX OSM-10" in the subject line and provide the following information in the body of the email:

- Your name, organization and mailing address (including building, lab name and/or number)
- Attach proof of purchase or fax to 1.978.442.2478.

Option 3: Redeem by Fax

- Provide the same information from Option 2 above and fax to 1.978.442.2478.

For more information, contact your Fisher Account Manager.



OSM Natural Glass and Surface Cleaner is:

- Natural water-based formula
- Streak-free shine with no smearing
- Safe to use around people, animals and plant life
- No harsh chemical fumes or vapor
- Noncaustic and biodegradable
- Use on glass, plastics, rubber, vinyl, labware, and most metals
- No ammonia
- Renewable-plant-derived formulation, phosphate-free, no glycol ether, ozone safe, phthalate-free



Check out Corning's new PYREX Filtration Units and HPLC Mobile Phase Reservoir at **www.corning.com/lifesciences**

Fisher Scientific

For customer service, call 1-800-766-7000.
To fax an order, use 1-800-926-1166.
To order online: www.fishersci.com

CORNING

Corning Incorporated
Life Sciences
For product information:

t 800.492.1110
t 978.442.2200
f 978.442.2476

www.corning.com/lifesciences

Offer valid in North America only from July 1, 2010 through October 31, 2010. Offer void where prohibited by law or company policy. Ten redemptions per lab. Please allow 7–10 working days for your free product to arrive. Forms must be returned by December 1, 2010.

Corning Incorporated, One Riverfront Plaza, Corning, NY 14831-0001